UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2010

GATEWAY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06404	44-0651207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1415 Louisiana Street, Suite 4100 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code:  (713) 336-0844

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2034750.1

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 8, 2010, the audit committee of the Board of Directors of Gateway Energy Corporation (the “Company”) concluded that the Company’s consolidated financial statements for the year ended December 31, 2009 should be restated because it incorrectly recorded the full amount of the gain on sale of discontinued operations related to the sale of the Shipwreck Gathering System in June 2009.  The Company concluded that a portion of the gain should have been deferred and that the associated transactions were incorrectly accounted for under U.S. generally accepted accounting principles (“GAAP”).

The Company has concluded that there were accounting errors with respect to the gain on sale of discontinued operations related to the sale of the Shipwreck Gathering System, which was completed on June 30, 2009.  The consideration for the sale was a $200,000 note, payable in four quarterly installments and assumption of associated liabilities.  The Company currently has $150,000 outstanding on the note receivable, and the purchaser is delinquent on the note.  Since the Company cannot estimate when the collection on the note will be made, the gain is calculated according to Accounting Standard Codification (“ASC”) Topic 605 “Revenue Recognition”, using the cost recovery method.

            The following tables set forth the effects of the restatement on certain line items within our consolidated balance sheet at December 31, 2009 and our consolidated statement of operations for the year ended December 31, 2009:

	December 31, 2009
	As Restated	As Previously Filed

Deferred gain on sale of discontinued operations	$100,800	$-
TOTAL LIABILITIES	1,076,041	975,241
Accumulated deficit	(10,225,235)	(10,124,436)
TOTAL SHAREHOLDERS’ EQUITY	12,019,873	12,120,673
	Year Ended December 31, 2009
	As Restated	As Previously Filed
Gain on disposal of assets, net of tax	$217,380	$318,180
Income from discontinued operations	61,483	162,283
Net loss	(320,284)	(219,484)

Basic and diluted income (loss) per share:
Discontinued operations	$-	0.01
Net income (loss)	(0.02)	(0.01)

The Company’s audit committee has discussed this matter with its independent auditors.  The Company intends to file amendments to its Form 10-K for the year ended December 31, 2009 and its Form 10-Qs for the quarterly periods ended June 30, 2009, September 30, 2009, March 31, 2010 and June 30, 2010 to reflect the foregoing restatement as promptly as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 9, 2010

GATEWAY ENERGY CORPORATION

By:             /s/ Frederick M. Pevow, Jr.

                                                                                          Frederick M. Pevow, Jr.

      President and Chief Executive Officer